UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Travelers Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 6, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view, and printable versions of such materials can be downloaded:

Notice of Annual Meeting, Proxy Statement and Annual Report

To view and/or print this material, have the 12-digit Control number (located on the following page) available and visit:  www.proxyvote.com.

If you want to receive a paper or e-mail copy of the above listed documents, or a paper copy of the form of proxy, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before April 22, 2008. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2008 Annual Meeting of Shareholders.

To request material:   Internet: www.proxyvote.com    Toll-Free Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com

Please note: You must use the 12-digit Control number (located on the following page) when requesting a copy of the proxy materials.

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control number (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

THE TRAVELERS COMPANIES, INC.

385 WASHINGTON STREET SAINT PAUL, MN 55102-1396	Vote In Person

 Should you choose to vote these shares in person at the
 meeting, you must meet the attendance requirements set forth in the Proxy Statement. You will need your proof of
 identification along with either this Notice or proof of
 ownership. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and the proxy materials, and follow the instructions. Have the 12-digit Control number when you access the site.

Meeting Location

The Annual Meeting for shareholders as of March 7, 2008
is to be held on May 6, 2008 at 10:30 a.m. (Central Daylight Time)

at:           THE TRAVELERS COMPANIES, INC.
385 WASHINGTON STREET
SAINT PAUL, MN 55102-1396

Driving Directions

Westbound on I94:
Take the Sixth Street exit. Take Sixth past Washington Street. The entrance to the visitor parking lot will be on your left.

Southbound on 35E:
Take the 10th and Wacouta exit. Follow Wacouta Street to Sixth Street, turn right. Take Sixth past Washington Street. The entrance to the visitor parking lot will be on your left.

Eastbound from Twin Cities International Airport:
Take Highway 5 East, which becomes West Seventh Street to Fifth Street. Turn right on Fifth Street and get into the left lane. Turn left on Washington Street. Go one block and turn left on Sixth Street. The entrance to the visitor parking lot will be on your left.

Northbound on 35E:
Take the Kellogg exit, turn right. Take Kellogg to Seventh Street and turn left. Turn right on Fifth Street. Turn left on Washington Street. Go one block and turn left on Sixth Street. The entrance to the visitor parking lot will be on your left.

Eastbound on I94:
Take the Fifth Street exit and follow to Washington Street, turn left. Go one block and turn left on Sixth Street. The entrance to the visitor parking lot will be on your left.

Voting items
PROPOSALS TO BE VOTED ON AT OUR ANNUAL MEETING ARE LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.	Proposal to elect 13 directors. Nominees:		2.	Proposal to ratify the selection of KPMG LLP as Travelers’ independent registered public accounting firm for 2008.
	1a.	Alan L. Beller

	1b.	John H. Dasburg

	1c.	Janet M. Dolan

	1d.	Kenneth M. Duberstein

	1e.	Jay S. Fishman

	1f.	Lawrence G. Graev

	1g.	Patricia L. Higgins

	1h.	Thomas R. Hodgson

	1i.	Cleve L. Killingsworth, Jr.

	1j.	Robert I. Lipp

	1k.	Blythe J. McGarvie

	1l.	Glen D. Nelson, MD

	1m.	Laurie J. Thomsen

To:  Current Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any stock held for you through the Company’s 401(k) Savings Plan and/or its 2004 Stock Incentive Plan.

By now, you also should have received: (1) the 2007 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Proxy Statement, dated March 21, 2008, by an e-mail with a link that allows you to view or download these materials online. Please refer to these materials when voting your shares.

If you have not received the Annual Report and/or Proxy Statement, you may view or download them online at www.proxyvote.com. You also may request paper copies by sending an e-mail to Bob Bradshaw in Hartford or Amy Tauzell in Saint Paul. Please include your full name and mail code in the request.

March 21, 2008

THE TRAVELERS COMPANIES, INC.

2008 ANNUAL MEETING OF SHAREHOLDERS

IMPORTANT VOTING INSTRUCTIONS FOR PARTICIPANTS IN

THE TRAVELERS COMPANIES, INC.

401(k) SAVINGS PLAN AND 2004 STOCK INCENTIVE PLAN

Dear Participant,

As described in the proxy statement, the annual meeting of the shareholders of The Travelers Companies, Inc. (the “Company”) will be held on May 6, 2008 at 10:30 a.m., Central Daylight Time, at the Company’s office at 385 Washington Street, St. Paul, MN 55102 (“Annual Meeting”). The purpose of the Annual Meeting is to consider and to vote upon the following matters:

•                  Election of 13 directors to the Board.

•                  Ratification of the selection of KPMG LLP as the independent registered public accounting firm of the Company for the 2008 fiscal year.

Please read the proxy statement as it contains important information concerning these matters.

The enclosed proxy card identifies the number of shares you are entitled to vote within each of the Company’s 401(k) Savings Plan (“Savings Plan”) and/or its 2004 Stock Incentive Plan (“2004 Plan”) (together, the “Plans”), as applicable. If you are also a shareholder of record, the number of shares you own of record on the books of our stock transfer agent, Wells Fargo Bank, N.A., also is shown separately on the proxy card after the words “Travelers Common”.

Savings Plan

If you are a participant in the Savings Plan, you are entitled to vote any shares of Company common stock and/or Series B convertible preferred stock held in the Savings Plan for your account as of the record date, March 7, 2008. To vote your shares in the Savings Plan (which includes a Common Stock Fund and a Preferred Stock Fund), you must direct the trustee, Fidelity Management Trust Company, how to vote the shares of Company stock credited to your account.

2004 Plan

If you are a participant in the 2004 Plan, you have the right to direct the plan administrator as to how to vote shares of Company common stock held in your name and/or account under the plan.

The enclosed proxy card will serve as voting instructions to the respective trustee or administrator for the shares held for you through either of the Plans. Alternatively, you may direct the respective trustee or administrator how to vote by using the same telephone or internet voting procedures described on the enclosed proxy card. Your voting directions will be kept confidential.

All voting instructions for shares held for you under one or both of the Plans, whether by mail, telephone or internet, must be received no later than 11:59 P.M. Eastern Daylight Time, May 2, 2008, in order to be processed in a timely manner.

If your voting instructions with respect to shares held for you under one or both of the Plans are not received by 11:59 P.M. Eastern Daylight Time, May 2, 2008, the following will occur:

Savings Plan

•                  Shares held in the Savings Plan for which no voting directions are received by the trustee will be voted in the same proportion as shares for which voting directions from other participants have been received by the trustee.

2004 Plan

•                  Shares held in the 2004 Plan for which no voting directions are received by the plan administrator will not be voted.

Questions regarding the voting of Company stock held in either of these plans should be directed to me at (651) 310-7916.

Sincerely,

Bruce A. Backberg
Corporate Secretary

To:  Former Employee Shareholders of The Travelers Companies, Inc.

Enclosed are your proxy card and instructions for voting any stock held for you through the Company’s 401(k) Savings Plan and/or its 2004 Stock Incentive Plan.

In addition, enclosed are the following materials: (1) the 2007 Annual Report of The Travelers Companies, Inc. and (2) the Company’s Proxy Statement, dated March 21, 2008. You may also view or download these materials online at www.proxyvote.com.  Please refer to these materials when voting your shares.

March 21, 2008